File Nos. 333-21311 and 811-08049

As filed with the Securities and Exchange Commission on January 28, 2021

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 79

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 81

RENAISSANCE CAPITAL GREENWICH FUNDS

(Exact Name of Registrant as Specified in Charter)

165 Mason Street

Greenwich, Connecticut 06830

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (203) 622-2978

William K. Smith

165 Mason Street

Greenwich, Connecticut 06830

(Name and Address of Agent for Service)

Copy to:

Michael W. Mundt, Esq.

Stradley Ronon Stevens & Young, LLP

2000 K Street, NW, Suite 700

Washington, DC 20006-1871

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on January 31, 2021 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on, pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2), of rule 485 (b)

RENAISSANCE CAPITAL GREENWICH FUNDS

ETF SERIES

Prospectus

January 31, 2021

Fund	Principal U.S. Listing Exchange	Ticker
Renaissance IPO ETF	NYSE Arca, Inc.	IPO
Renaissance International IPO ETF	NYSE Arca, Inc.	IPOS

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES	2
RENAISSANCE IPO ETF (TICKER: “IPO”)	2
RENAISSANCE INTERNATIONAL IPO ETF (TICKER: “IPOS”)	9
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS	16
PRINCIPAL INVESTMENT STRATEGIES	16
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES	16
BORROWING MONEY	16
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES	16
LENDING PORTFOLIO SECURITIES	16
RISKS OF INVESTING IN THE FUNDS	17
ADDITIONAL RISKS	21
TAX ADVANTAGED PRODUCT STRUCTURE	22
PORTFOLIO HOLDINGS	22
MANAGEMENT OF THE FUNDS	23
DISTRIBUTION AND SERVICE PLAN	23
PORTFOLIO MANAGERS	24
SHAREHOLDER INFORMATION	24
DETERMINATION OF NAV	24
BUYING AND SELLING EXCHANGE-TRADED SHARES	25
PREMIUM/DISCOUNT INFORMATION	25
DISTRIBUTIONS	25
TAX INFORMATION	26
THE INDICES AND INDEX PROVIDER	28
THE INDICES	28
LICENSE AGREEMENT AND DISCLAIMERS	29
GENERAL INFORMATION	29
FINANCIAL HIGHLIGHTS	31

i

FUND SUMMARies

RENAISSANCE IPO ETF (ticker: “IPO”)

INVESTMENT OBJECTIVE

The Renaissance IPO ETF (the “Fund”), a series of Renaissance Capital Greenwich Funds (the “Trust”), seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Renaissance IPO Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and Service (12b-1) Fees *	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%

*	The Board has adopted a 12b-1 Plan but no 12b-1 fees are being charged.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions or other fees to financial intermediaries that you may pay when purchasing or selling Shares of the Fund. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$61
3	$192
5	$335
10	$750

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when the Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Index. The Index, designed by IPO research firm Renaissance Capital International, LLC (the “Index Provider”), is a portfolio of companies that have recently completed an initial public offering (“IPO”) and are listed on a U.S. exchange. IPOs are a category of unseasoned equities under-represented in core equity indices. IPOs that meet liquidity and operational screens are candidates for inclusion in the Index. Sizable IPOs are included after the stock has been trading for at least five days, or upon quarterly reviews, weighted by tradable float, and capped at 10%. Securities that have been public for two years are removed at the next quarterly review. The Index has been constructed using a transparent and rules-based methodology.

The Fund normally invests at least 80% of its total assets in securities that comprise the Index. Depositary receipts representing securities that comprise the Index may count towards compliance with the Fund’s 80% policy. The Fund may also invest up to 20% of its assets in certain futures, options, and swap contracts, cash and cash equivalents, as well as in common stocks not included in the Index but which will help the Fund track the Index. Convertible securities and depositary receipts not included in the Index may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

The Index is comprised of common stocks, depositary receipts, real estate investment trusts (“REITs”) and partnership units. These securities may include IPOs of foreign companies that are listed on a U.S. exchange, as well as IPOs of companies which are located in countries categorized as emerging markets.

The Index Provider’s IPO research shows that shares of IPOs within two years of their offering are under-represented in core equity indices. The Index seeks to capture the unique returns from these unseasoned equities by including sizable IPOs in the Index after the stock has been trading for at least five days, or upon quarterly reviews, and removing them at the quarterly review following their two-year anniversaries.

The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. Renaissance Capital LLC (the “Adviser”) expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. Information technology frequently represents a major sector in the Index, and within this sector, Software frequently represents the largest industry group.

The Fund may lend securities to broker-dealers, banks and other institutions. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, liquid collateral equal to at least 102% (for U.S.-listed securities) or 105% (for non-U.S.-listed securities) of the value of the portfolio securities being loaned.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in IPOs. The Fund invests in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Index. The price of stocks included in the Index may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Information Technology Risk. Information technology frequently represents a major sector in the Index, and within this sector, Software frequently represents the largest industry group. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Small and Mid-Capitalization Company Risk. The Fund invests in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the IPO ETF’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Partnership Unit Risk. Investments in partnership units such as master limited partnerships and trusts, involve risks that differ from an investment in common stock. Holders of partnership units have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in partnership units. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a partnership, including a conflict arising as a result of incentive distribution payments.

Non-U.S. Issuer Risk. Certain companies in which the Fund may invest may be non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, such as the imposition of trading restrictions with or economic sanctions on foreign countries, taxation by foreign governments, political instability, and the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities. The selection of securities of non-U.S. issuers may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.

Emerging Markets Risk. The Fund may invest a portion of its portfolio in securities of issuers located in emerging markets. Emerging market companies involve certain risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, unexpected market closures, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems. Companies in emerging market countries generally may be subject to less stringent regulatory, financial reporting, recordkeeping, accounting and auditing standards than companies in more developed countries, and information about such companies may be less available and reliable. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. The Fund is not actively managed and does not select investments based on investor protection considerations.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

COVID-19 Risk. The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or other limitations. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices, the Fund’s ability to track the Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. This occurs because shares are offered and purchased at market price not at the NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because it seeks to replicate an index that is comprised of a limited number of securities.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. The Fund may be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

PERFORMANCE

The bar chart that follows shows how the Fund’s performance has varied from year to year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the performance of the Fund over time to the performance of the Index, and a broad-based market index (S&P 500 Index). The Fund’s past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s highest quarterly return was in the second quarter of 2020 with a return of 52.77%. The Fund’s lowest quarterly return was in the fourth quarter of 2018 with a return of -23.13%.

Renaissance IPO ETF Average Annual Total Returns

for periods ended December 31, 2020:

	One Year	Five Year	Since Inception (10/14/13)
Return Before Taxes	107.34%	25.84%	18.35%
Return After Taxes on Distributions *	107.19%	25.69%	18.08%
Return After Taxes on Distributions and Sale of Fund Shares *	63.52%	21.36%	15.19%
Renaissance IPO Index (reflects no deduction for fees, expenses or taxes)	109.82%	26.33%	19.06%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.86%

*	After-tax returns were calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Investment Adviser. Renaissance Capital LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Tiffany Ng	Portfolio Manager	January 2021
William K. Smith	Head Trader & Portfolio Manager	Since inception

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES AND TAXES

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Units are sold only to and from institutional brokers through participation agreements.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.renaissancecapital.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account such as an IRA or 401(k), in which case distributions from such account may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, salesperson or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

RENAISSANCE INTERNATIONAL IPO ETF (ticker: “IPOS”)

INVESTMENT OBJECTIVE

The Renaissance International IPO ETF (the “Fund”), a series of Renaissance Capital Greenwich Funds (the “Trust”), seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Renaissance International IPO Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Distribution and Service (12b-1) Fees*	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%

*	The Board has adopted a 12b-1 Plan but no 12b-1 fees are being charged.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions or other fees to financial intermediaries that you may pay when purchasing or selling Shares of the Fund. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$82
3	$255
5	$444
10	$990

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when the Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, a series of the Trust, seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Index. The Index, designed by IPO research firm Renaissance Capital International, LLC (the “Index Provider”), is a portfolio of companies that have recently completed an initial public offering (“IPO”) and are listed on a non-U.S. exchange. IPOs are a category of unseasoned equities under-represented in core equity indices. IPOs that meet liquidity and operational screens are candidates for inclusion in the Index. Sizable IPOs are included after the stock has been trading for at least five days, or upon quarterly reviews, weighted by tradable float, and capped at 10%. Securities that have been public for two years are removed at the next quarterly review. The Index has been constructed using a transparent and rules-based methodology.

The Fund normally invests at least 80% of its total assets in securities that comprise the Index. Depositary receipts representing securities that comprise the Index may count towards compliance with the Fund’s 80% policy. The Fund may also invest up to 20% of its assets in certain futures, options, and swap contracts, cash and cash equivalents, as well as in common stocks not included in the Index but which will help the Fund track the Index. Convertible securities and depositary receipts not included in the Index may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.

The Index is comprised of common stocks, depositary receipts, real estate investment trusts (“REITs”) and partnership units. These securities may include IPOs of U.S. companies that are listed on an international exchange, as well as IPOs of companies which are located in countries categorized as emerging markets.

The Index Provider’s IPO research shows that shares of IPOs within two years of their offering are under-represented in core equity indices. The Index seeks to capture the unique returns from these unseasoned equities by including sizable IPOs in the Index after the stock has been trading for at least five days, or upon quarterly reviews, and removing them at the quarterly review following their two-year anniversaries.

The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. Renaissance Capital LLC (the “Adviser”) expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. Information technology frequently represents the largest sector in the Index. A portion of the Fund’s investments may be in companies located in countries categorized as emerging markets. The Fund has frequently had high exposure to Chinese companies.

The Fund may lend securities to broker-dealers, banks and other institutions. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, liquid collateral equal to at least 102% (for U.S.-listed securities) or 105% (for non-U.S.-listed securities) of the value of the portfolio securities being loaned.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in IPOs. The Fund invests in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Index. The price of stocks included in the Index may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Emerging Markets Risk. The Fund invests a portion of its portfolio in securities of issuers located in emerging markets. Emerging market companies involve certain risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, unexpected market closures, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems. Companies in emerging market countries generally may be subject to less stringent regulatory, financial reporting, recordkeeping, accounting and auditing standards than companies in more developed countries, and information about such companies may be less available and reliable. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. The Fund is not actively managed and does not select investments based on investor protection considerations.

China Investment Risk. Investments in China can involve certain risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. In addition, the standards for environmental, social and corporate governance matters in China also tend to be lower than such standards in more developed economies. Certain securities issued by companies located or operating in China are subject to trading restrictions, quota limitations, and clearing and settlement risks. Trade disputes and the imposition of tariffs on goods and services can affect the Chinese economy, particularly in light of China’s large export sector, as well as the global economy. Trade disputes can result in increased costs of production and reduced profitability for non-export-dependent companies that rely on imports to the extent China engages in retaliatory tariffs. Trade disputes may also lead to increased currency exchange rate volatility. Chinese companies are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Non-U.S. Issuer Risk. The Fund invests in non-U.S. issuers. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, such as the imposition of trading restrictions with or economic sanctions on foreign countries, taxation by foreign governments, political instability, and the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities. The selection of securities of non-U.S. issuers may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers. Current political uncertainty surrounding the European Union (the “EU”) and its membership, including uncertainty around the effects of the United Kingdom’s exit from the EU in

January 2020, may increase market volatility and illiquidity, and may potentially lower economic growth in markets in the United Kingdom, the EU and globally.

Small and Mid-Capitalization Company Risk. The Fund invests in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Depositary Receipt Risk. The Fund may hold the securities of companies in the form of depositary receipts including global depositary receipts (“GDRs”). Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt.

REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Partnership Unit Risk. Investments in partnership units, such as master limited partnerships and trusts, involve risks that differ from an investment in common stock. Holders of partnership units have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in partnership units. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a partnership, including a conflict arising as a result of incentive distribution payments.

Custody Risk. Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Currency Risk. The Fund holds investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund’s Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Renaissance International IPO ETF may change quickly and without warning and you may lose money.

Valuation Risk. The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

COVID-19 Risk. The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or other limitations. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices, the Fund’s ability to track the Index may be adversely affected.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. This occurs because shares are offered and purchased at market price not at the NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholders may sustain losses.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because it seeks to replicate an index that is comprised of a limited number of securities.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. The Fund may be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

PERFORMANCE

The bar chart that follows shows how the Fund’s performance has varied from year to year. The table below the bar chart shows the Fund’s average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the performance of the Fund over time to the performance of the Index and a broad-based market index (the MSCI ACWI ex U.S. Index). The Fund’s past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

The Fund’s highest quarterly return was in the second quarter of 2020 with a return of 31.31%. The Fund’s lowest quarterly return was in the fourth quarter of 2018 with a return of -11.47%.

Renaissance International IPO ETF Average Annual Total Returns
for periods ended December 31, 2020:

	One Year	Five Year	Since Inception (10/6/14)
Return Before Taxes	52.15%	15.52%	12.15%
Return After Taxes on Distributions *	51.97%	15.10%	11.77%
Return After Taxes on Distributions and Sale of Fund Shares *	31.07%	12.44%	9.74%
Renaissance International IPO Index (reflects no deduction for fees, expenses or taxes)	53.85%	16.79%	13.32%
MSCI ACWI ex U.S. Index (reflects no deduction for fees, expenses or taxes)	11.13%	9.44%	6.32%

*	After-tax returns were calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Investment Adviser. Renaissance Capital LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Tiffany Ng	Portfolio Manager	January 2021
William K. Smith	Head Trader & Portfolio Manager	Since inception

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES AND TAXES

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Units are sold only to and from institutional brokers through participation agreements.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.renaissancecapital.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account such as an IRA or 401(k), in which case distributions from such account may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, salesperson or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

Renaissance Capital LLC (the “Adviser”) anticipates that, generally, the Renaissance IPO ETF and the Renaissance International IPO ETF (each a “Fund” and, together, the “Funds”) will hold all of the securities that comprise their respective Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, each Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in an Index, purchase securities not in an Index that the Adviser believes are appropriate to substitute for certain securities in that Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of an Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from its Index or purchase securities not represented in its Index in anticipation of their addition to that Index. Each Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.

ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES

Each Fund may invest in securities not included in its Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, and structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index). Each Fund may also invest, up to 20% of its assets in certain derivatives including stock futures and options contracts, warrants and swap agreements. Convertible securities and depositary receipts not included in a Fund’s Index may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows. Each Fund may also invest, to the extent permitted by the 1940 Act, in other unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange-traded funds (“ETFs”).

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. To the extent that a Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than the Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.” Shareholders will receive 60 days’ prior notification if there will be a change in a Fund’s investment objective.

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (for U.S.-listed securities) or 105% (for non-U.S.-listed securities) of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information.

Investors in each Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in a Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in a Fund.

Risk of Investing in IPOs. Each Fund invests in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in an Index. The price of stocks included in an Index may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Information Technology Risk.   Information technology frequently represents a major sector in each Index. Within this sector, Software frequently represents the largest industry group (Renaissance IPO ETF only).  Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Emerging Markets Risk. A Fund may invest a portion of its portfolio in securities of issuers located in emerging markets. Emerging market companies involve certain risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, unexpected market closures, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems. Companies in emerging market countries generally may be subject to less stringent regulatory, financial reporting, recordkeeping, accounting and auditing standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. In addition, information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. The Fund is not actively managed and does not select investments based on investor protection considerations.

China Investment Risk. (Renaissance International IPO ETF only) Investments in China can involve certain risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. In addition, the standards for environmental, social and corporate governance matters in China also tend to be lower than such standards in more developed economies. Certain securities issued by companies located or operating in China are subject to trading restrictions, quota limitations, and clearing and settlement risks. Trade disputes and the imposition of tariffs on goods and services can affect the Chinese economy, particularly in light of China’s large export sector, as well as the global economy. Trade disputes can result in increased costs of production and reduced profitability for non-export-dependent companies that rely on imports to the extent China engages in retaliatory tariffs. Trade disputes may also lead to increased currency exchange rate volatility. Chinese companies are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Small and Mid-Capitalization Company Risk. Each Fund invests in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Non-U.S. Securities Risk. Each Fund invests in the securities of non-U.S. issuers. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, and the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which a Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. The selection of securities of non-U.S. issuers may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.

The risk of investments in Europe may be heightened due to the United Kingdom’s exit from the EU in January 2020 and uncertainty surrounding the effects of the exit. Political, economic and legal uncertainty may cause increased market volatility and illiquidity, and may potentially lower economic growth in markets in the United Kingdom, the EU and globally. In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Custody Risk. (Renaissance International IPO ETF only) Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Currency Risk. The Funds hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of the Fund’s Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Valuation Risk. The sales price each Fund could receive for a security may differ from a Fund’s valuation of the security and may differ from the value used by an Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

Equity Securities Risk. The value of the equity securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by a Fund participate, or factors relating to specific issuers in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by a Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by a Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities of each Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in a Fund may lose money.

COVID-19 Risk. The current outbreak of the novel strain of coronavirus,COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of its Index. A Fund’s return may also deviate significantly from the return of its Index because a Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of its Index. A Fund may not be fully invested at times as a result of reserves of cash held by the Fund to pay expenses. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions they represent of its Index, due to legal restrictions or a lack of liquidity on the stock exchanges in which the securities in a Fund trade. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices (i.e., the value of its Index is not based on fair value prices) or prices differ from those used in calculating an Index, a Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and derivative instruments that are not included in its Index, its return may not correlate as well with the return of its Index as would be the case if a Fund purchased all the securities in that Index directly.

Passive Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, that Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. A Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in a Fund from one type of security to another in seeking to replicate its Index could have a negative effect on a Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of the Shares will fluctuate with changes in the market value of each Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV.

Non-Diversified Risk. Each Fund is a separate investment portfolio of the Trust which is an open-end investment company registered under the 1940 Act. A Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, a Fund is subject to the risk that it will be more volatile than a diversified fund because a Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make a Fund more volatile than more diversified funds.

Concentration Risk. Each Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact a Fund to a greater extent than if a Fund’s assets were invested in a wider variety of sectors or industries.

Portfolio Turnover Risk. To the extent that a Fund’s Index rebalances frequently, the Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Index. This may result in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to a Fund’s shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

Securities Lending Risk. Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (for U.S.-listed securities) or 105% (for non-U.S.-listed securities) of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes payment of the same amount to the Fund. Dividends, if they constitute “qualified dividends,” are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if a Fund had not loaned its portfolio securities.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

ADDITIONAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Swaps. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. For example, swap agreements may be subject to the risk of default by a counterparty as a result of bankruptcy or otherwise, which may cause a Fund to lose payments due by such counterparty altogether, or collect only a portion thereof, which collection could involve additional costs or delays. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to a Fund. In addition, a swap transaction may be subject to a Fund’s limitation on illiquid investments. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options. An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Warrants. Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Short History of an Active Market/No Guarantee of Active Trading Market. Each Fund is an organized series of the Trust. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained. The distributor of each Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

During a “flash crash” the market prices of a Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a Fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in a Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on each Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of a Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of a Fund, to the extent used, generally is not expected to lead to a tax event for shareholders that are not being redeemed. However, buying and selling shares of a Fund is a taxable event.

PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI and is located on the Funds’ website.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has the responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ Statement of Additional Information (“SAI”).

Investment Adviser. Renaissance Capital LLC serves as the investment adviser for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for the day-to-day investment management of each Fund and the Funds’ business affairs and administrative matters. The Adviser has been an investment adviser since 1998 and also offers separately managed institutional accounts. The Adviser is affiliated with the Index Provider, and uses an independent third party to calculate each index. The Adviser’s principal business address is 165 Mason Street, Greenwich, CT 06830. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement entered into between the Trust, on behalf of each Fund, and the Adviser, is available in the Trust’s semi-annual report for the period ended March 31, 2020.

Pursuant to a Supervision and Administration Agreement and, subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the cost of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to the Investment Management Agreement.

For providing investment advisory, supervisory and administrative services to the Funds, the Adviser reserves a monthly management fee equal to 0.60% of the IPO ETF’s average daily net assets and 0.80% of the International IPO ETF’s average daily net assets, pursuant to an all-in fee structure.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the management fee paid by a Fund. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company is the administrator for the Funds and provides transfer agency and fund accounting services to each Fund (the “Administrator”), and State Street Bank and Trust Company is the custodian of each Fund’s assets. The Administrator is also responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Foreside Fund Services, LLC is the Distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of the Fund’s average daily net assets each year.

No Rule 12b-1 fee is currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Tiffany Ng and William K. Smith. Ms. Ng has been with the Adviser since 2011 and also serves as Vice President. Mr. Smith is a co-founder and officer of the Adviser and has been with the Adviser since 1991. Mr. Smith also serves as portfolio manager and head trader for all of the ETFs. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and ownership of Shares of the Funds.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The Fund’s NAV is determined as of the end of regular trading hours on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on days that the New York Stock Exchange is open. The NAV per share is determined by dividing the market value of a Fund’s securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund’s shares outstanding. The New York Stock Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In calculating NAV, portfolio securities are valued at the last current sales price on the market where the security is normally traded, unless that price is not representative of market values. This could be the case, for example, if, after the close of the market, an event took place that had a major impact on the price of a Fund’s securities.

A Fund may, from time to time, purchase securities for which market quotations are unreliable or are not readily available. Securities for which market quotations are unreliable or not readily available will be valued at fair value as determined in good faith, and pursuant to procedures adopted by the Board of Trustees. These procedures consider, among a variety of other factors, the following factors in determining a security’s fair value: market prices for the security (or securities) deemed comparable; dealer valuations of the security (or securities) deemed comparable; and determinations of value by other pricing services for the security (or securities) deemed comparable.

The Administrator and the Adviser are charged with the responsibility of identifying each such security and advising the Fair Value Committee that a security requires a fair valuation. The Fair Value Committee consists of two representatives of the Adviser and one representative of the Trust. The Adviser shall determine a methodology for valuing the security, including the information and sources of information that shall be used to value the security, and calculate the value of the security based on the gathered information. The Adviser will recommend such methodology to the Fair Value Committee, who will review the recommendation and vote on whether or not to adopt the methodology.

The valuation of a particular security depends upon the circumstances of each individual case, and all appropriate factors relevant to the value of the security will be considered.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of each Fund are listed on the Exchange. The trading prices of Shares of each Fund will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s NAV, which is calculated at the end of each business day. Shares will trade on the Exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of Shares. During periods of disruptions to creations and redemptions or the existence of market volatility, the market prices of Shares may differ significantly from the Shares’ NAV. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of each Fund (i.e., a fund whose shares trade intraday), that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, that each Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in that Fund’s best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often each Fund’s Shares traded on the Exchange at a price above (at a premium) or below (at a discount) the NAV of the Fund for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) can be found at www.renaissancecapital.com.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of a Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

A Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. A Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, a Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-advantaged retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income, if any, at least annually, and any net realized long-term or short-term capital gains, if any, annually. A Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income, including net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains.

Each Fund may receive dividends, the distribution of which a Fund may report as qualified dividends. In the event that a Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the long-term capital gains rates, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares (but not below zero), thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions that are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect is a return of capital for such a recent purchaser, is subject to taxation.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, a Fund may elect to “pass through” to its investors certain foreign income taxes paid by a Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of that Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of a Fund’s foreign income taxes.

Backup Withholding. You may be subject to backup withholding on your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange (plus any cash received by the exchanger as part of the issue) and the exchanger’s aggregate basis in the securities surrendered (plus any cash paid by the exchanger as part of the issue). A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units (plus any cash paid by the exchanger as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the exchanger as part of the redemption). The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less, assuming that such Creation Units are held as a capital asset.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, such income is effectively connected with a U.S. trade or business, or a statutory exemption applies. There are statutory exemptions in place for long-term capital gain dividends, interest-related dividends, and short-term capital gain dividends received from a regulated investment company which meets the requirements of Internal Revenue Code Section 852(a) for the taxable year with respect to which the dividend is paid.

As part of the Foreign Account Tax Compliance Act (“FATCA”), a withholding tax (at a 30% rate) is imposed on income dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Shareholders may be requested to provide additional information to enable a withholding agent to determine whether withholding is required. A withholding agent may be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a withholding agent to comply with FATCA rules. Any amount withheld from payments pursuant to FATCA will reduce the amount distributed to the investor.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

THE INDICES AND INDEX PROVIDER

THE INDICES

The Renaissance IPO Index is a rules based, market capitalization weighted index intended to give investors a means of tracking the overall performance of companies that have gone public on a recognized U.S. exchange in the last two years.  Only companies with at least $100 million investable market capitalization at the time of the IPO are eligible for inclusion in the IPO Index.  The largest 80% of eligible companies based upon full market capitalization are included in the IPO Index and weighted based upon float capitalization. Constituent stocks are capped at 10% on any rebalancing date.

The Renaissance International IPO Index is a rules based, market capitalization weighted index intended to give investors a means of tracking the overall performance of companies that have gone public on a recognized non-U.S. exchange in the last two years. Only companies with at least $100 million investable market capitalization at the time of the IPO are eligible for inclusion in the International IPO Index. The largest 80% of eligible companies based upon full market capitalization are included in the International IPO Index and weighted based upon float capitalization. Constituent stocks are capped at 10% on any rebalancing date.

Each Index is calculated and maintained by FTSE International Limited (the “Calculation Agent”) on behalf of the Index Provider. Index values are calculated daily and are disseminated every 15 seconds throughout each trading day.

Each Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. Each Index is reconstituted quarterly, at the close of business on the third Friday in March, June, September and December, and companies are added and/or deleted based upon the Index eligibility criteria. Sizable companies with recent stock exchange listings (i.e., recent initial public offerings) may be added to an Index on a fast entry basis, provided the companies meet all eligibility criteria. The share weights of the components of each Index are adjusted on a quarterly basis (every third Friday in a quarter-end month).

Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s website prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to each Index is issued on the Friday prior to a rebalancing date. Target share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits.

LICENSE AGREEMENT AND DISCLAIMERS

The Adviser has entered into a licensing agreement with Renaissance Capital International, LLC (the “Index Provider”) to use the Indices. The Index Provider is a wholly owned subsidiary of the Adviser. Each Fund is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

Shares of a Fund are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in the Shares of a Fund particularly or the ability of an Index to track the performance of its respective securities markets. Each Index is determined and composed by the Index Provider without regard to the Adviser or the Shares of each Fund. The Index Provider has no obligation to take the needs of the Adviser or the owners of the Shares of a Fund into consideration in determining or composing an Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of a Fund to be issued or in the determination or calculation of the equation by which the Shares of a Fund are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Shares of a Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF A FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Each Fund is not sponsored, promoted, sold or supported in any other manner by the Calculation Agent nor does the Calculation Agent offer any express or implicit guarantee or assurance either with regard to the results of using an Index and/or its trade mark or its price at any time or in any other respect. Each Index is calculated and maintained by the Calculation Agent. The Calculation Agent uses its best efforts to ensure that each Index is calculated correctly. Irrespective of its obligations towards the Index Provider, the Calculation Agent has no obligation to point out errors in an Index to third parties including but not limited to investors and/or financial intermediaries of a Fund. Neither publication of an Index by the Calculation Agent nor the licensing of an Index or its trade mark for the purpose of use in connection with a Fund constitutes a recommendation by the Calculation Agent to invest capital in a Fund nor does it in any way represent an assurance or opinion of the Calculation Agent with regard to any investment in a Fund. The Calculation Agent is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of a Fund’s Prospectus.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a

“distribution,” as such term is used in the Securities Act may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on February 3, 1997. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Stradley Ronon Stevens & Young, LLP serves as counsel to the Trust, including the Funds. Tait, Weller & Baker LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and distributions. This information has been derived from each Fund’s financial statements audited by Tait, Weller & Baker LLP whose report, along with each Fund’s financial statements, are included in the Funds’ annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements in the annual report, which are incorporated by reference in the SAI.

Renaissance IPO ETF

For a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net Assets Value, Beginning of Year	$28.24	$30.26	$26.61	$21.15	$19.96
Income (Loss) From Investment Operations
Net Investment Income (Loss)(1)	(0.08)	0.16	0.13	0.13	0.08
Net Realized and Unrealized Gain (Loss)	24.02	(2.10)	3.63	5.45	1.21
Total from Investment Operations	23.94	(1.94)	3.76	5.58	1.29
Other Capital(1)	0.00	0.00	0.00	0.00	0.00 *
Distribution to Shareholders From Net Investment Income	(0.13)	(0.08)	(0.11)	(0.12)	(0.10)
Net Asset Value, End of Year	$52.05	$28.24	$30.26	$26.61	$21.15

Total Return(2)	85.18%	(6.43)%	14.13%	26.45%	6.50%

Ratios and Supplemental Data
Net Assets, End of Year (000s)	$226,403	$42,367	$19,668	$14,638	$12,691
Ratio of Net Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.21)%	0.53%	0.45%	0.57%	0.41%
Portfolio Turnover Rate(3)	152%	92%	192%	159%	109%

(1)	Calculated using average shares method.

(2)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each year reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the payment date. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

*	Per share amount represents less than $0.005 per share.

Renaissance International IPO ETF

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net Assets Value, Beginning of Year	$21.57	$22.47	$23.00	$19.50	$19.13
Income (Loss) From Investment Operations
Net Investment Income(1)	0.42	0.29	0.22	0.26	0.37
Net Realized and Unrealized Gain (Loss)	10.27	(0.20)	(0.54)	3.45	0.31
Total from Investment Operations	10.69	0.09	(0.32)	3.71	0.68
Distribution to Shareholders
From Net Investment Income	(0.05)	(0.19)	(0.21)	(0.21)	(0.31)
From Realized Gain on Investments	—	(0.80)	—	—	—
Net Asset Value, End of Year	$32.21	$21.57	$22.47	$23.00	$19.50

Total Return(2)	49.65%	0.95%	(1.43)%	19.08%	3.73%

Ratios and Supplemental Data
Net Assets, End of Year (000s)	$38,653	$2,157	$2,247	$2,300	$1,950
Ratio of Net Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets	1.46%	1.41%	0.92%	1.31%	1.95%
Portfolio Turnover Rate(3)	127%	80%	107%	88%	81%

(1)	Calculated using average shares method.

(2)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each year reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the payment date. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. These documents and other information concerning the Trust also may be inspected at the offices of the Exchange.

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of the Funds’ Prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to a Fund at Foreside Fund Services, LLC, the Fund’s Distributor, at 3 Canal Plaza, Suite 100, Portland, Maine 04101, or by calling the Distributor at the following number: Investor Information: 1-866-486-6645.

Shareholder inquiries may be directed to a Fund in writing to 165 Mason Street, Greenwich, CT 06830 or by calling 1-866-486-6645.

The Funds’ SAI, annual and semi-annual reports are available at www.renaissancecapital.com.
SEC Registration Number: 333-21311
(Investment Company Act file no. 811-08049)
www.renaissancecapital.com

RENAISSANCE CAPITAL GREENWICH FUNDS

ETF SERIES

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2021

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus dated January 31, 2021 (the “Prospectus”) for the Renaissance IPO ETF and the Renaissance International IPO ETF (each a “Fund” and collectively the “Funds”) of Renaissance Capital Greenwich Funds (the “Trust”), as such Prospectus may be revised or supplemented from time to time.

The financial statements and Report of Independent Registered Public Accounting Firm for the fiscal year ended September 30, 2020 are contained in the Funds’ Annual Report to Shareholders (the “Annual Report”) and are hereby incorporated by reference into this SAI.

Fund                                                             Principal U.S. Listing Exchange                 Ticker

Renaissance IPO ETF                                 NYSE Arca, Inc.                                              IPO

Renaissance International IPO ETF          NYSE Arca, Inc.                                              IPOS

The Funds’ Prospectus is dated January 31, 2021. A copy of the Prospectus and Annual Report may be obtained without charge by writing to the Trust at 165 Mason Street, Greenwich, CT 06830, calling 1-866-486-6645 or visiting www.renaissancecapital.com.

TABLE OF CONTENTS

Page

GENERAL DESCRIPTION OF THE TRUST	2
INVESTMENT POLICIES AND RESTRICTIONS	2
SPECIAL CONSIDERATIONS AND RISKS	7
EXCHANGE LISTING AND TRADING	9
BOARD OF TRUSTEES OF THE TRUST	9
PORTFOLIO HOLDINGS DISCLOSURE	14
QUARTERLY PORTFOLIO SCHEDULE	14
CODE OF ETHICS	14
PROXY VOTING POLICIES AND PROCEDURES	14
MANAGEMENT	14
BROKERAGE TRANSACTIONS	19
BOOK ENTRY ONLY SYSTEM	20
CREATION AND REDEMPTION OF CREATION UNITS	21
DETERMINATION OF NET ASSET VALUE	28
DIVIDENDS AND DISTRIBUTIONS	28
DIVIDEND REINVESTMENT SERVICE	30
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	30
TAXES	31
CAPITAL STOCK AND SHAREHOLDER REPORTS	35
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
FINANCIAL STATEMENTS	36
LICENSE AGREEMENTS AND DISCLAIMERS	36
APPENDIX A PROXY VOTING POLICIES AND PROCEDURES	A-1

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of two exchange traded funds (“ETFs”), the Renaissance IPO ETF and the Renaissance International IPO ETF (each a “Fund” and collectively the “Funds”). Each Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Trust was organized as a Delaware statutory trust on February 3, 1997. The shares of the Funds are referred to herein as “Shares.”

Each Fund offers and issues Shares at its respective net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units. Creation Units of a Fund are issued in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted) (generally securities included in the Fund’s underlying index) and a specified cash payment. A Fund may redeem Creation Units of its Shares in exchange for Fund portfolio securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted) and a specified cash payment. The Shares of each Fund are listed on the NYSE Arca, Inc. (the “Exchange”), and trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 50,000 Shares of a Fund. The Trust reserves the right to permit or require that creations and redemptions of Shares are effected fully or partially in cash (subject to applicable legal requirements).

INVESTMENT POLICIES AND RESTRICTIONS

Repurchase Agreements

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a Fund. No more than an aggregate of 15% of a Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts

2

are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. Each Fund may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Renaissance Capital LLC (the “Adviser”) believes to be representative of each Fund’s underlying index (each an “Index”).

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on its margin deposits.

A Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in its Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to Index components or a subset of the components. Liquid futures contracts may not be currently available for an Index.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts they have sold.

Each Fund will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. A Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin

3

deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Futures are marked to market daily. Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to an Index if the index underlying the futures contracts differs from that Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Except as otherwise specified in a Fund’s Prospectus or this SAI, there are no limitations on the extent to which a Fund may engage in transactions involving futures and options thereon. Each Fund will take steps to prevent its futures positions from “leveraging” its securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, as part of a complex stock replication strategy each Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of a Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, a Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which imposed comprehensive regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap index agreements, are subject to mandatory central clearing, and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange trading of additional swaps will occur on a phased-in basis based on the type of market participant, Commodity Futures Trading Commission (“CFTC”) approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps may also be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for

4

swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchange trading may increase trading costs and impose other risks.

Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Future Developments

A Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on a Fund, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser. To the extent that there are future developments that a Fund may take advantage of, adequate disclosure will be added to the prospectus as applicable under Principal or Additional Investment Strategies or Risks.

Investment Restrictions

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of a Fund, of the lesser of (1) 67% or more of the voting securities of a Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund. Under these restrictions:

1.	Each Fund may not make loans, except that a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an inter-fund lending program with other registered investment companies;
2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time. Under the 1940 Act, an investment company may
5

borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

3.	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
4.	Each Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;
5.	Each Fund may not purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by a Fund as a result of the ownership of securities;
6.	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;
7.	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and
8.	Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that a Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that a Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds observe the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1.	Make short sales of securities.
2.	Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.
3.	Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for a Fund and any other account under common or affiliated management may be combined or allocated between a Fund and such account.
4.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although a Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
6

In general, if a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For purposes of this 15% limitation, illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder.

Each Fund may invest in securities not included in its Index, money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not that Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing a Fund with exposure to the securities in the Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Fund Summary—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

General

Investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

7

Each Fund is not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.

An investment in a Fund should also be made with an understanding that a Fund will not be able to replicate exactly the performance of its Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. It is also possible that the composition of a Fund may not exactly replicate the composition of its Index if a Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Regulatory developments affecting the derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. For example, on October 28, 2020, the Securities and Exchange Commission adopted new Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. New Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. In addition, the Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.

The Trust, on behalf of each Fund, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”). Therefore, neither a Fund nor the Adviser (with respect to a Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA.

Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code, for qualification as a regulated investment company for U.S. Federal income tax purposes.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of a Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. Harmonization rules between the SEC and CFTC mitigate certain disclosure and operational burdens.

Shares are subject to the risks of an investment in a portfolio of unseasoned equity securities in an economic region or industry sector in which an Index is highly concentrated. In addition, because it is the policy of a Fund to generally invest in the securities that comprise its Index, the portfolio of securities held by a Fund also will be concentrated in that economic sector or industry.

8

Due to the increased use of technologies such as the Internet and a dependence on computer systems to perform business and operational functions, the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or the investment adviser, accountant, custodian, transfer agent, index providers, Authorized Participants (defined below) or other third-party service providers may adversely impact a Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund could incur substantial costs for cyber security risk management, prevention and/or resolution. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Fund Summary — Principal Risks of Investing in the Fund,” “Additional Information About the Funds’ Investment Strategies and Risks — Risks of Investing in the Funds,” “Shareholder Information — Determination of NAV” and “Shareholder Information — Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

The Shares of each Fund are traded in the secondary market at prices that may differ to some degree from its NAV. The Exchange will consider the suspension of trading in, and will initiate delisting procedures of, the Shares of a Fund under any of the following circumstances: (1) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange’s listing rules; (3) if, following the initial twelve-month period after commencement of trading of the Fund on the Exchange, there are fewer than 50 beneficial holders of the Shares; or (4) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the Trust or the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Ms. Kathleen Shelton Smith, a Trustee who is an interested person, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service

9

providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Greene has significant business and financial experience, particularly in the investment management industry, where he has over 30 years of experience with trading and markets through his involvement with the American Investors Fund and service as a board member of an investment trust; Mr. Auch has over 30 years of capital markets origination, investment sales management, financial product marketing and executive development expertise at several major Wall Street firms, an affiliate of NBC and an executive search firm; and Ms. Smith has management and financial expertise, including over 30 years of experience working with initial public offerings as an investment banker and portfolio manager and service as Chairman, Chief Compliance Officer and Treasurer of various businesses of the Adviser, including Renaissance Capital International LLC. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

10

Independent Trustees

Name, Address and Birth Year (a)	Position(s) Held with the Trust	Term of Office and Length of Time Served (b)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen (c)	Other Directorships Held By Trustee During Past Five Years
Warren K. Greene 1936 (d)	Trustee	Since December 1997	President – American Investors Fund, LLC (July 2006-Present)	2	None
Walter E. Auch, Jr. 1945 (d)	Trustee	Since August 2013	Managing Director – Sophis Investments LLC (2018-Present); Senior Vice President, H.J. Sims & Co., Inc. (2013-2016)	2	None

(a) The address for each Trustee and officer is 165 Mason Street, Greenwich, CT 06830.

(b) Each Trustee serves until resignation, death, retirement or removal.

(c) The Fund Complex currently consists of the Funds.

(d) Member of the Audit Committee.

Interested Trustees and Officers

Name, Address and Birth Year (a)	Position(s) Held with the Trust	Term of Office and Length of Time Served (b)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen (c)	Other Directorships Held By Trustee During Past Five Years
Kathleen Shelton Smith 1954 (d)	Interested Trustee, Chairman, Secretary, Treasurer and Chief Compliance Officer	Since December 1997, Secretary since January 2020	Chairman and Chief Compliance Officer, Treasurer and Secretary of Renaissance Capital LLC and Renaissance Capital International, LLC	2	None
William K. Smith 1951 (e)	President	Since December 1997	President, Chief Executive Officer and Director of Renaissance Capital LLC and Renaissance Capital International, LLC	2	None

(a) The address for each Trustee and officer is 165 Mason Street, Greenwich, CT 06830.

(b) Each Trustee serves until resignation, death, retirement or removal.

(c) The Fund Complex currently consists of the Funds.

(d) “Interested person” of the Trust within the meaning of the 1940 Act. Ms. Smith is an officer of the Adviser and the spouse of William K. Smith.

(e) Mr. Smith is the spouse of Kathleen Shelton Smith.

The Board has an Audit Committee consisting of two Trustees who are Independent Trustees. Messrs. Greene and Auch currently serve as members of the Audit Committee and Mr. Greene has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Greene is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the

11

Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended September 30, 2020, there were two Audit Committee meetings.

The Board has a Nominating Committee consisting of two Trustees who are Independent Trustees. Messrs. Greene and Auch currently serve as members of the Nominating Committee. Mr. Auch is the Chairman of the Nominating Committee. The Nominating Committee has the responsibility to select and nominate persons for election or appointment by the Board as Independent Trustees of the Trust. During the fiscal year ended September 30, 2020, there was one Nominating Committee meeting.

The Independent Trustees have the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee; and (v) review and assess, from time to time, the performance of the committees of the Board and report the results to the Board.

The Board is comprised of three individuals, one of whom, Ms. Smith, is an “interested person” as defined in the 1940 Act. The other two Trustees, Messrs. Greene and Auch, are not “interested persons.” The Chairman of the Board, Ms. Smith is an Interested Trustee. The Board does not have a lead independent director as it believes that it is beneficial to have a representative of the Adviser as its Chairman. Ms. Smith is also Chairman and Treasurer of the Adviser. Accordingly, the Board believes her participation in the deliberations of the Board helps assure that the Board decisions are informed and appropriate and are accurately communicated to and implemented by the Adviser.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to each Fund, potential conflicts of interest that could arise from these relationships and of the risks that a Fund may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing each Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board reviews its structure regularly to help ensure that such structure remains appropriate as the business and operations of each Fund, and the environment in which the Fund operates changes.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost- effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and

12

compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks.

Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Renaissance IPO ETF (As of December 31, 2020)	Dollar Range of Equity Securities in Renaissance International IPO ETF (As of December 31, 2020)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2020)
Warren K. Greene	None	$1-$10,000	$1-$10,000
Walter E. Auch, Jr.	None	$1-$10,000	$1-$10,000
Kathleen Shelton Smith	>$100,000	>$100,000	>$100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of a Fund as of December 31, 2020.

Remuneration of Trustees

The Trust pays each Independent Trustee a fee of $500 per meeting and $1,000 each quarter.

The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ending September 30, 2020. Annual Trustee fees may be reviewed periodically and changed by the Independent Trustees.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex Paid to Trustee (a)
Warren K. Greene	$6,000	None	None	$6,000
Walter E. Auch, Jr.	$6,000	None	None	$6,000
Kathleen Shelton Smith (b)	None	None	None	None

(a) The “Fund Complex” currently consists of the Funds.

(b) “Interested person” under the 1940 Act.

13

PORTFOLIO HOLDINGS DISCLOSURE

Each business day before the opening of regular trading on the Exchange, each Fund discloses on its website (www.renaissancecapital.com) certain information relating to the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per Share. In addition, basket composition files, which include the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, are publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The Fund may also provide certain information concerning a Fund’s portfolio holdings in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by Rule 6c-11 under the 1940 Act, including Authorized Participants and other institutional market participants. From time to time, information concerning portfolio holdings may be provided to other entities that provide services to the Fund in the ordinary course of business, including the Funds’ auditors and counsel, State Street, and pricing services. The Trust, Adviser, State Street and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose quarterly the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-PORT Form N-PORT for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-PORT is available by writing to the Trust at 165 Mason Street, Greenwich, CT 06830.

CODE OF ETHICS

The Trust and the Adviser have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to prevent violations of the anti-fraud provisions of the securities laws by forbidding Access Persons (as defined in the Code of Ethics) from: (i) recommending to or causing a Fund to acquire or dispose of any security in which such Access Person or its affiliate has direct or indirect beneficial ownership without prior written disclosure; (ii) purchasing or selling any security which such person intends to recommend for purchase or sale by a Fund until a Fund has completed all of its intended trades in that security; (iii) acquiring a security in a limited offering or in an IPO without prior written approval from the Chief Compliance Officer of the Trust; and (iv) engaging in any transaction involving securities which have undergone an initial public offering in the past thirty (30) calendar days. Access Persons may not purchase securities in an initial public offering or private placement.

PROXY VOTING POLICIES AND PROCEDURES

The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Funds’ portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually a Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available by writing to the Funds at: 165 Mason Street, Greenwich, CT 06830. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Additional Information About the Funds’ Investment Strategies and Risks - Management of the Fund.”

14

Investment Adviser

Renaissance Capital LLC serves as the investment adviser to the Trust, on behalf of the Funds, and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in Greenwich, CT.

The Adviser serves as investment adviser to each Fund pursuant to an investment management agreement between the Trust and the Adviser (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

Pursuant to a Supervision and Administration Agreement between the Trust, on behalf of each Fund, and the Adviser, the Adviser oversees the operation of each Fund, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for a Fund to operate, and exercises day-to-day oversight over the Funds’ service providers. Under the Supervision and Administration Agreement, the Adviser also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of a Fund.

Pursuant to the terms of each of the Investment Management Agreement and the Supervision and Administration Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Investment Management Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

Compensation. As compensation for its services, the Adviser is paid a monthly management fee for providing investment advisory, supervisory, administrative and other services each Fund requires under an all-in fee structure based on a percentage of a Fund’s average daily net assets at the annual rate of 0.60% for Renaissance IPO ETF and 0.80% for Renaissance International IPO ETF. For the fiscal years ended September 30, 2018, 2019, and 2020, respectively, the Adviser was paid $111,517, $199,905, and $363,392 in management fees by the Renaissance IPO ETF. For the fiscal years ended September 30, 2018, 2019, and 2020, respectively, the Adviser was paid $19,094, $16,604, and $70,831 in management fees by the Renaissance International IPO ETF.

Each Fund also bears certain other expenses, which are specifically excluded from being covered under the management fee and the Supervision and Administration Agreement (“Excluded Expenses”) and may vary and will affect the total level of expenses paid by a Fund. Such Excluded Expenses include taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). Each Fund also bears asset-based custodial fees not covered by the Supervision and Administration Agreement.

Term. Each of the Investment Management Agreement and the Supervision and Administration Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each of the Investment Management Agreement and the Supervision and Administration Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund’s outstanding voting securities. Each of the Investment Management Agreement and the Supervision and Administration

15

Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Administrator

State Street Bank and Trust Company (“State Street”) serves as administrator for the Trust, on behalf of the Funds. The Administrator is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and each Fund. The Administrator will generally assist in all aspects of the Trust’s and each Fund’s operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

State Street serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Funds’ assets. State Street serves as the Funds’ transfer agent pursuant to a Transfer Agency Agreement. In addition, State Street provides various accounting services to the Funds pursuant to a fund accounting agreement.

16

Securities Lending

The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.

For the fiscal year ended September 30, 2020, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Securities Authorization Agreement between the Trust on behalf of its respective series, and State Street were as follows:

		Fees and/or compensation paid by the Fund for securities lending activities and related services
	Gross income earned by the Fund from securities lending activities	Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnifi- cation fee not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split	Aggregate fees/ compensation paid by the Fund for securities lending activities	Net income from securities lending activities
Renaissance IPO ETF	$122,232	$30,239	$458	$0	$0	$781	$0	$31,478	$90,754
Renaissance International IPO ETF	$8,288	$2,017	$55	$0	$0	$149	$0	$2,221	$6,067

For the fiscal year ended September 30, 2020, State Street, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds’ Securities Lending and Services Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; and (x) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement.

17

The Distributor

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 3 Canal Plaza, Suite 100, Portland, Maine 04101 and investor information can be obtained by calling 1-866-486-6645. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or a Fund, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by a Fund.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Affiliated Index Provider

Each Index is published by Renaissance Capital International, LLC, (the “Index Provider”) which is a wholly-owned affiliate of the Adviser. In order to minimize any potential for conflicts caused by the fact that the Adviser or its affiliates act as the Index Provider to the Funds, the Adviser has retained an unaffiliated third party to calculate each Index, FTSE International Limited (the “Calculation Agent”). The Calculation Agent, using the rules-based methodology, will calculate, maintain and disseminate each Index on a daily basis. The Adviser will monitor the results produced by the Calculation Agent to help ensure that each Index is being calculated in accordance with its rules-based methodology. In addition, the Adviser and the Index Provider have established policies and procedures designed to prevent non-public information about pending changes to an Index from being used or disseminated in an improper manner. Furthermore, the Adviser and the Index Provider have established policies and procedures designed to prevent improper use and dissemination of non-public information about a Fund’s portfolio strategies and to prevent a Fund’s portfolio managers from having any influence on the construction of each Index’s methodology.

Other Accounts Managed by the Portfolio Managers

As of the date indicated below, Mr. Smith and Ms. Ng managed the following other accounts:

18

		Other Accounts Managed (As of September 30, 2020)		Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
William K. Smith	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	1	$38.6 million	0	0
Tiffany Ng*	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

*Ms. Ng began managing the Funds on January 4, 2021. Information for Ms. Ng is presented as of January 4, 2021.

Although the Funds in the Trust that are managed by Mr. Smith and Ms. Ng may have different investment strategies, the Adviser does not believe that management of the various accounts presents a material conflict of interest for Mr. Smith, Ms. Ng or the Adviser.

Portfolio Manager Compensation

The portfolio managers are paid a fixed base salary and a discretionary bonus.

Portfolio Manager Share Ownership

The portfolio holdings of Mr. Smith and Ms. Ng as of September 30, 2020 are shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
William K. Smith
Renaissance IPO ETF							X
Renaissance International IPO ETF							X
Trust in aggregate							X
Tiffany Ng*
Renaissance IPO ETF	X
Renaissance International IPO ETF	X
Trust in aggregate	X

*Ms. Ng began managing the Funds on January 4, 2021. Information for Ms. Ng is presented as of January 4, 2021.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds

19

will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. Since the investment objective of a Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

The Adviser assumes general supervision over placing orders on behalf of a Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is best execution. For the fiscal years ended September 30, 2020, 2019 and 2018, the Renaissance IPO ETF paid brokerage commissions of $63,791.39, $22,841.51, and $19,880.91, respectively.  For the fiscal years ended September 30, 2020, 2019 and 2018, the Renaissance International IPO ETF paid brokerage commissions of $31,506.54, $3,185.98, and $3,864.65, respectively.  Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility and the demand for a particular Fund.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of a Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

20

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust on behalf of a Fund and DTC, DTC is required to make available to the Funds upon request and for a fee to be charged to the applicable Fund a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust on behalf of the Funds shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, each Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust and each Fund individually have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

Each Fund issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to a Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Fund is open for business any day on which the NYSE is open for business. As of the date of the SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for a purchase of Creation Units consists of the in-kind deposit of a designated portfolio of securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted) (the “Deposit Securities”) (generally securities included in the Fund’s underlying index) and an amount of cash computed

21

as described below (the “Cash Component”) or, as permitted or required by a Fund, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables a Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by a Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities held by the Fund had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for a Fund and ends on the next ex-dividend date.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced Fund Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for a Fund changes, among other reasons, as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the particular Index. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. All questions as to the composition of the in-kind creation basket to be included in the Fund Deposit and the validity, form, eligibility, and acceptance for deposit of any instrument shall be determined by the Trust, and the Trust's determination shall be final and binding. Each Fund reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security in certain circumstances including, among other reasons, any Deposit Security which may not be available in sufficient quantity for delivery, may not be permitted to be re-registered in the name of the Fund as a result of an in-kind creation order pursuant to market convention, may not be eligible for transfer through the Clearing Process (described below), may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or other relevant reason. In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust, on behalf of each Fund, expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust, on behalf of a Fund, makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of a Fund as a result of an in-kind creation order pursuant to market convention, or for other reasons, the Authorized Participant will reimburse a Fund for, among other things, any difference between the market value at which the securities were purchased by a Fund and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with a Fund’s acquisition of Deposit Securities will be at the expense of a Fund and will affect the value of all Shares of a Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund.

Procedures for Creation of Creation Units

An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with a Fund or one of its service providers (Participant Agreement) that allows such member or participant to place orders for the purchase and redemption of Creation Units. To be eligible to place orders with the Distributor to create Creation Units of a Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed a Participant Agreement with the Distributor and the Transfer Agent (as it may be

22

amended from time to time in accordance with its terms). All Creation Units of a Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed in multiples of 50,000 Shares of the Fund. All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by the Trust, on behalf of a Fund, of all or a portion of a Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of a Fund Deposit and will be required to post collateral with the Trust, on behalf of a Fund, consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. A Fund may use such collateral to buy the missing portion(s) of a Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. A Fund will have no liability for any such shortfall. A Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Fund.

Orders to create Creation Units of a Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Custom orders and orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see “Placement of Creation Orders Outside Clearing Process — Domestic Funds” and “Placement of Creation Orders Outside Clearing Process — Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process — Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process — Foreign Funds” sections below shall operate.

23

Placement of Creation Orders Using Clearing Process

Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the second (2nd) Business Day) and the Cash Component to a Fund, together with such additional information as may be required by the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process — Domestic Funds

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. A Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust on behalf of each Fund, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of a Fund. The delivery of Creation Units so created will generally occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds

The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. For a Fund, the Custodian will cause the subcustodian of a Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust on behalf of a Fund, must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component

24

next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust, on behalf of a Fund, of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust, on behalf of a Fund, reserves the absolute right to reject a creation order transmitted to it by the Distributor, for any reason, including if (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of a Fund Deposit would otherwise, in the discretion of the Trust, on behalf of a Fund, or the Adviser, have an adverse effect on a Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust on behalf of a Fund, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust on behalf of a Fund, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify a prospective creator of its rejection of the order of such person. The Trust on behalf of a Fund, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall either of them incur any liability to Authorized Participants for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust on behalf of a Fund, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $500.00 for the Renaissance IPO ETF and $1,000.00 for the Renaissance International IPO ETF payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust, on behalf of a Fund, permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust, on behalf of a Fund, expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust, on behalf of a Fund, makes Market

25

Purchases, the Authorized Participant will reimburse a Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust, on behalf of a Fund, and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of a Fund.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. A Fund will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by a Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See with respect to the Fund the section entitled “Fund Summary — Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Fund” in the Prospectus.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the designated portfolio of Fund securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash as described below (“Cash Amount”) (if any). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Together, the Fund Securities and the Cash Amount constitute the “Fund Redemption.” Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. If the Trust, on behalf of a Fund, determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of a Fund, such Authorized Participant will be required to verify to the Trust, on behalf of a Fund, the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus the Cash Amount, which is an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Fund equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to deliver a nonconforming (i.e., custom) Fund Redemption. All questions as to the composition of the in-kind redemption basket to be included in the Fund Redemption shall be determined by the Trust, in accordance with applicable law, and the Trust’s determination shall be final and binding.

Redemption Transaction Fee

The basic redemption transaction fee of $500.00 for the Renaissance IPO ETF and $1,000.00 for the Renaissance International IPO ETF is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, a Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the

26

name of the Participating Party as a result of an in-kind redemption order pursuant to market convention, or for other reasons (“Market Sales”). In such cases where a Fund makes Market Sales, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by a Fund’s remaining shareholders and will negatively affect that Fund’s performance.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by a Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will generally be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of a Fund will instead be effected through transfer of Creation Units of a Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are generally expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner generally by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

27

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

Arrangements satisfactory to the Trust, on behalf of a Fund, must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within two business days (i.e.,“T+2”). Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. If a Fund includes a foreign investment in its basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, the Fund may delay delivery of the foreign investment more than seven days if the Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days.

The Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+2. The Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust, on behalf of the Fund, to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust, on behalf of the Fund, from delivering securities within the normal settlement period.

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result

28

of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Custom Baskets

Each Fund may utilize custom creation or redemption baskets consistent with Rule 6c-11 under the 1940 Act. A custom order may be placed when, for example, an Authorized Participant cannot transact in an instrument in the in-kind creation or in-kind redemption basket and therefore has additional cash included in lieu of such instrument. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including custom baskets. These policies and procedures provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters, and specify the titles or roles of the employees of the Adviser who are required to review each custom basket for compliance with the parameters.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information — Determination of NAV.”

For purposes of computing a Fund’s net asset value per share, securities traded on national security exchanges or on the NASDAQ National Market System, for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities or, lacking any reported sales on that day, the mean between the current bid and ask prices.

Securities for which market quotations are unreliable or not readily available, including any restricted security, will be valued at fair value as determined in good faith, and pursuant to procedures adopted by the Board of Trustees (the “Procedures”). The Procedures consider a number of factors in determining a security’s fair value, including, but not limited to: market prices for the security (or securities) deemed comparable; dealer valuations of the security (or securities) deemed comparable; and determinations of value by other pricing services for the security (or securities) deemed comparable.

The Administrator and the Adviser are charged with the responsibility of identifying each such security and advising the Fair Value Committee that a security requires a fair valuation. The Fair Value Committee consists of two representatives of the Adviser and one representative of the Trust. The Adviser shall determine a methodology for valuing the security, including the information and sources of information that shall be used to value the security, and calculate the value of the security based on the gathered information. The Adviser shall recommend such methodology to the Fair Value Committee, who will review the recommendation and vote on whether or not to adopt the methodology. The valuation of a particular security depends upon the circumstances of each individual case, and all appropriate factors relevant to the value of the security will be considered.

The Board of Trustees will review the method of valuation on a quarterly basis. In making a good faith valuation of restricted securities, the Fair Value Committee (subject to oversight by the Board of Trustees) generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fair Value Committee or by the Board of Trustees if either party believes that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant under the procedures.

As indicated in the Prospectus, net asset value for a Fund is determined as of the end of regular trading hours on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on days that the New York Stock Exchange is open. The net asset value per share is determined by dividing the market value of a Fund’s securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of that Fund’s shares outstanding.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section of the Funds’ Prospectus entitled “Shareholder Information — Distributions.”

29

General Policies

Dividends from net investment income, if any, are declared and paid at least annually by a Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis for a Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, a Fund may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of a Fund, net of expenses of a Fund, as if a Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund. Each Fund makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Fund Management reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust, on behalf of a Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of a Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth the name, address and percentage of ownership of each shareholder who is known by the Trust to own, of record or beneficially, 5% or more of the outstanding equity securities of a Fund as of December 31, 2020. Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% or more of the voting securities of a Fund is presumed to control the Fund under the provisions of the 1940 Act. A controlling person may possess the ability to control the outcome of matters submitted for shareholder vote of the Fund.

Renaissance IPO ETF

Name	Address	Percentage Ownership
National Financial Services LLC	640 Fifth Avenue, New York, NY 10019	29.54%
Charles Schwab & Co., Inc.	PO Box 64930, Phoenix, AZ 85082-4930	16.59%
TD Ameritrade Clearing, Inc.	200 South 108th Avenue, Omaha, NE 68154	11.33%

30

Renaissance International IPO ETF

Name	Address	Percentage Ownership
Charles Schwab & Co., Inc.	P.O. Box 64930, Phoenix, AZ 85082-4930	17.94%
TD Ameritrade Clearing, Inc.	200 South 108th Avenue, Omaha, NE 68154	17.08%
National Financial Services LLC	640 Fifth Avenue, New York, NY 10019	16.34%
UMB Bank	1010 Grand Boulevard, Kansas City, MO 64016	10.31%
JP Morgan Securities	3 Chase Metrotech Center, Brooklyn, NY 11245-0001	5.34%

As of December 31, 2020, the Trustees and Officers as a group owned 3.70% of the Renaissance International IPO ETF.

As of December 31, 2020, the Trustees and Officers as a group owned 0.18% of the Renaissance IPO ETF.

TAXES

The following information also supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information — Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

Each Fund has elected and intends to qualify each year as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, the Funds will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at the applicable corporate income tax rate without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund’s current and accumulated earnings and profits. There are certain savings provisions for failures to satisfy the requirements to qualify for taxation as a RIC, which, in general, are limited to those due to reasonable cause and not willful neglect. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts

31

from the prior years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of U.S. federal income tax requirements, the Trust, on behalf of a Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, a Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities, a Fund may elect to “pass through” to its investors certain foreign income taxes paid by a Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of a Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of a Fund’s foreign income taxes. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Each Fund will report annually the amount of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may be eligible to be treated as qualified dividends or for the dividends-received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund levels.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15% or 20% depending on the shareholders’ filing status and level of taxable income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Under the 2017 Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to pass through the special character of “qualified REIT dividends,” provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible

32

for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed below. Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in swaps, options and non-U.S. corporations classified as “passive foreign investment companies” (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for tax purposes.

Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, a Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distributions requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, a Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on dispositions of, the PFIC which cannot be avoided by distributing such amounts to a Fund’s shareholders.

Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, is required to be reported to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

33

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though a Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at a Fund level.

Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the withholding agent or who, to the withholding agent’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, such income is effectively connected with a U.S. trade or business, or a statutory exemption applies. There are statutory exemptions in place for long-term capital gain dividends, interest-related dividends, and short-term capital gain dividends received from a regulated investment company which meets the requirements of Internal Revenue Code Section 852(a) for the taxable year with respect to which the dividend is paid.

As part of the Foreign Account Tax Compliance Act (“FATCA”), a withholding tax (at a 30% rate) is imposed on income dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Shareholders may be requested to provide additional information to enable a withholding agent to determine whether withholding is required. A withholding agent may be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a withholding agent to comply with FATCA rules. Any amount withheld from payments pursuant to FATCA will reduce the amount distributed to the investor.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of a Fund should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative

34

interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust is comprised of two investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of a Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of a Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of the Funds comprising the Trust vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

Each Fund will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of a Fund’s distributions.

Shareholder inquiries may be made by writing to the Fund, c/o Renaissance Capital LLC, 165 Mason Street, Greenwich, CT 06830.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stradley Ronon Stevens & Young, LLP, 2000 K Street, NW, Suite 700, Washington, DC 20006-1871, is counsel to the Trust.

35

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia PA 19102 is the Funds’ independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements of the Funds, including the financial highlights appearing in the Funds’ Annual Report to shareholders for its fiscal year ended September 30, 2020, were filed electronically with the SEC, and are incorporated by reference and made part of this SAI. You may request a copy of the Funds’ Annual Report and Semi-Annual Report for the Funds at no charge by calling 1-866-486-6645 during normal business hours.

LICENSE AGREEMENTS AND DISCLAIMERS

The information contained herein regarding the Renaissance IPO Index and the Renaissance International IPO Index was provided by the Index Provider, which is a wholly owned subsidiary of the Adviser. The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

The Renaissance IPO ETF and the Renaissance International IPO ETF are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in the Shares of a Fund particularly or the ability of the Index to track the performance of the relevant securities markets. Each Index is determined and composed by the Index Provider without regard to the Adviser or the owners of the Shares of a Fund. The Index Provider has no obligation to take the needs of the Adviser or the owners of the Shares of a Fund into consideration in determining or composing the Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of a Fund to be issued or in the determination or calculation of the equation by which the Shares of a Fund are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Shares of a Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF AN INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF A FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF AN INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO AN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Each Fund is not sponsored, promoted, sold or supported in any other manner by the Calculation Agent nor does the Calculation Agent offer any express or implicit guarantee or assurance either with regard to the results of using an Index and/or its trade mark or its price at any time or in any other respect. Each Index is calculated and maintained by the Calculation Agent. The Calculation Agent uses its best efforts to ensure that each Index is calculated correctly. Irrespective of its obligations towards the Index Provider, the Calculation Agent has no obligation to point out errors in an Index to third parties including but not limited to investors and/or financial intermediaries of a Fund. Neither the publication of an Index by the Calculation Agent nor the licensing of an Index or its trade mark for the purpose of use in connection with a Fund constitutes a recommendation by the Calculation Agent to invest capital in a Fund nor does it in any way represent an assurance or opinion of the Calculation Agent with regard to any investment in a Fund. The Calculation Agent is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the Prospectus.

36

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

I.                    POLICY STATEMENT

Introduction – Renaissance Capital, LLC (the “Adviser”) is adopting these proxy voting policies and procedures (the “Policies and Procedures”) in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and its associated recordkeeping requirements.

The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Adviser has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case by case basis.

Pursuant to the Policies and Procedures and its fiduciary duties, the Adviser will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy. In these situations, the Adviser seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Adviser.

Duty to Vote Proxies – The Adviser acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Adviser, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Adviser’s ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Adviser’s voting instructions. Accordingly, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a non-US company’s meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company’s proposal, the Adviser may decide not to attempt to vote at the meeting.

Material Conflicts – The Adviser will vote its clients’ proxies in the best interests of its clients and not its own. In voting client proxies, the Adviser will avoid material conflicts of interests between the interests of the Adviser and its affiliates on the one hand and the interests of its clients on the other. The Adviser recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Adviser understands that the determination of whether a “material conflict” exists depends on all of the facts and circumstances of the particular situation. The Adviser acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

The Adviser will vote its clients’ proxies in a pre-determined voting policy involving little discretion on the part of the Adviser. The Adviser will rely on this pre-determined voting policy to demonstrate that its votes were not products of a conflict of interest. The Adviser’s Proxy Voting Guidelines are contained in a separate schedule.

II.                 ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.                 Proxy Review Committee

The Adviser’s Proxy Review Committee (the “Committee”) is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and II. Among other things, the Committee is responsible for the following:

1.	The Committee consists of the officers of the Adviser.
2.	The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Adviser’s clients.
3.	The Committee shall meet as needed to oversee and address all questions relating to the Adviser’s Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Adviser are “material” conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. “case by case” matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, “Discretionary Proposals”); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer (the “Compliance Officer”) to implement the Operating Procedures set forth in Part B of this Section II.
4.	The Committee will appoint a Designated Officer to review and vote proxies.

B.                  Operating Procedures

The following operating procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

1.	The Designated Officer will review and vote proxies in a timely manner as they are received. These votes will be compiled for the necessary compliance with proxy voting disclosure requirements.
2.	For all Discretionary Matters, the Designated Officer shall screen the matter and make a determination regarding whether the matter presents a potential material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser’s client on the other.

In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Designated Officer shall consider:

(a)	all issuers for which the Adviser or its affiliates manages assets;
(b)	all issuers for which the Adviser or its affiliates administers employee benefit plans;
(c)	all issuers for which the Adviser or its affiliates brokerage, underwriting or insurance;
(d)	any issuer for which the Adviser or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);
(e)	any other issuer with which the Adviser or its affiliates or its senior officers has a material business relationship; and
(f)	any employee group for which the Adviser manages money.

If the Designated Officer determines that a potential conflict exists, the Designated Officer will report this conflict to the Committee and to the Board of the Renaissance Capital Greenwich Funds (“Fund”), if it involves proxies for shares held in the Fund. In the event of a conflict, the Designated Officer will vote in accordance with the Adviser’s Proxy Voting Guidelines. If the Guidelines do not address the particular proxy matter, the Designated Officer will consult with at least one of the Fund’s independent trustees.

3.	The Designated Officer shall present each meeting of the Committee with: (i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; The Committee shall meet annually to review proxies voted.
4.	Directed Matters will be voted in accordance with the instructions of the client.
5.	The Designated Officer shall insure that proxies are voted in accordance with these Procedures and Policies.
6.	The Designated Officer may delegate any of his or her functions to a third party proxy voting or other service provider.

III.              CLIENT DISCLOSURE POLICIES

The Adviser will disclose the Policies and Procedures to its clients. The Adviser’s disclosure will consist of a “concise summary” of its proxy voting policies and procedures. This disclosure will also tell clients how to get a complete copy of the Adviser’s policies and procedures. The Adviser’s proxy voting disclosure will be provided to new clients along with the Adviser’s “brochure” or Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Designated Officer will provide any client, upon written request, with a tabulation of how such client’s proxies were voted by the Adviser.

IV.               RECORDKEEPING REQUIREMENTS

Rule 204-2 under the Advisers Act, as amended, requires that the Adviser retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision. The Adviser will keep all written requests from clients and any written response from the Adviser (to either a written or an oral request). The Adviser may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C. OTHER INFORMATION

ITEM 28.	Exhibits

(a)	Amended Certificate of Trust, dated October 30, 1997, filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

Delaware Trust Instrument, dated February 3, 1997, filed on February 6, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)	Bylaws dated, February 3, 1997, are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A filed on February 6, 1997.

(c)	None.

(d)(1)	Amended Investment Advisory Agreement between the Registrant and Renaissance Capital LLC, dated August 22, 2014, is filed in Post-Effective Amendment No. 52 on January 28, 2016 and is incorporated herein by this reference.
(d)(2)	Supervision and Administration Agreement, dated August 16, 2013, filed in Post-Effective Amendment No. 27 on July 18, 2014 and is incorporated herein by this reference.
(e)(1)	Distribution Agreement between Registrant and Renaissance Capital Investments, Inc., dated November 10, 2015, is filed in Post-Effective Amendment No. 52 on January 28, 2016 and is incorporated herein by this reference.

(e)(2)	Form of Selected Dealer Agreement is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(e)(3) Distribution Agreement between Foreside Fund Services, LLC (“Foreside”) and the Registrant on behalf of the Renaissance IPO ETF, dated August 27, 2013, is filed herewith.

(e)(4)	Form of Participation Agreement with Foreside Fund Services, LLC filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

(e)(5)	First Amendment to the Registrant’s Distribution Agreement between Foreside and the Registrant, dated August 27, 2013, filed in Post-Effective Amendment 29 on October 1, 2014 and is incorporated herein by this reference.

(e)(6)	Second Amendment to the Registrant’s Distribution Agreement between Foreside and the Registrant, dated August 14, 2014, filed in Post-Effective Amendment No. 52 on January 28, 2016 and is incorporated herein by this reference.

(e)(7)	Novation to the Distribution Agreement between Foreside and the Registrant filed in Post-Effective Amendment No. 71 on January 26, 2018 and is incorporated herein by this reference.

(f)	None.

(g)(1)	Custody Agreement between the Registrant and The Bank of New York, dated February 2, 2004, is filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference.
(g)(2)	Custodian Agreement between State Street Bank and Trust Company (“State Street”) and the Registrant on behalf of Renaissance IPO ETF, dated September 3, 2013, is filed in Post-Effective Amendment 29 on October 1, 2014 and is incorporated herein by reference.
(g)(3)	Letter Amendment to the Custodian Agreement between State Street and the Registrant on behalf of Renaissance IPO ETF, dated October 1, 2014, is filed in Post-Effective Amendment 29 on October 1, 2014 and is incorporated herein by reference.
(g)(4)	Amendment to the Custody Agreement between State Street and the Registrant, dated January 2, 2020, is filed in Post-Effective Amendment on 77 on January 28, 2020 and is incorporated herein by reference.
(h)(1)	Administration Agreement between State Street Bank and Trust Company and the Registrant on behalf of the Renaissance IPO ETF, dated September 3, 2013, is filed in Post-Effective Amendment 29 on October 1, 2014 and is incorporated herein by reference.

(h)(2)	Letter Amendment to the Administration Agreement between State Street and the Registrant, dated October 1, 2014, is filed in Post-Effective Amendment 29 on October 1, 2014 and is incorporated herein by reference.

(h)(3)	Transfer Agency and Service Agreement between State Street and the Registrant on behalf of the Renaissance IPO ETF, dated September 3, 2013, is filed in Post-Effective Amendment 29 on October 1, 2014 and is incorporated herein by reference.

(h)(4)	Letter Amendment to the Transfer Agency and Service Agreement between State Street and the Registrant, dated October 1, 2014, is filed in Post-Effective Amendment 29 on October 1, 2014 and is incorporated herein by reference.

(h)(5)	Securities Lending Authorization Agreement, dated October 9, 2013, between the Trust, on behalf of the Funds, and State Street Bank and Trust Company, is filed in Post-Effective Amendment on 77 on January 28, 2020 and is incorporated herein by reference .

(h)(6)	First Amendment to Securities Lending Authorization Agreement, dated September 30, 2014, between the Trust, on behalf of the Funds, and State Street Bank and Trust Company, is filed in Post-Effective Amendment on 77 on January 28, 2020 and is incorporated herein by reference.

(h)(7)	Second Amendment to Securities Lending Authorization Agreement, dated September 15, 2016, between the Trust, on behalf of the Funds, and State Street Bank and Trust Company, is filed in Post-Effective Amendment on 77 on January 28, 2020 and is incorporated herein by reference.

(h)(8)	Third Amendment to the Securities Lending Authorization Agreement, dated January 10, 2020, between the Trust, on behalf of the Funds, and State Street Bank and Trust Company, is filed in Post-Effective Amendment on 77 on January 28, 2020 and is incorporated herein by reference .

(i)	Opinion of Kramer Levin Naftalis & Frankel LLP, is filed in Pre-Effective Amendment No. 2 on December 18, 1997 and is incorporated herein by this reference.

Opinion of Morris, Nichols, Arsht & Tunnell is filed in Pre-Effective Amendment No. 2 on December 18, 1997 and is incorporated herein by this reference.

(j)(1)	Consent of Kramer, Levin, Naftalis & Frankel is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed on February 1, 2002.

(j)(2)	Consent of Tait, Weller & Baker, LLP Independent Auditors filed herewith.

(k)	None.

(l)	Form of Investment Letter is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(m)(1)	Rule 12b-1 Distribution Plan is filed in Pre-Effective Amendment No. 1 on October 31, 1997 and is incorporated herein by this reference.

(m)(2)	Amendment to Rule 12b-1 Distribution Plan, dated October 6, 1997, filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

(m)(3)	Distribution and Shareholder Servicing Plan, dated October 6, 1997, as amended and restated November 18, 2011 is filed in Post-Effective Amendment No. 20 on January 27, 2012 and is incorporated herein by this reference.

(n)	None.

(o)	None.

(p)(1)	Code of Ethics, dated November 16, 2018, is filed in Post-Effective Amendment No. 75 on January 28, 2019 is incorporated herein by this reference.

Powers of Attorney: (1) Warren K. Greene filed in Post-Effective Amendment No. 8 on February 18, 2004 and is incorporated herein by this reference. (2) Walter E. Auch, Jr. filed in Post-Effective Amendment No. 24 on August 30, 2013 and is incorporated herein by this reference.

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

ITEM 29. Persons Controlled By or Under Common Control with Registrant

None.

ITEM 30. Indemnification

Article X, Section 10.02 of the Registrant's Delaware Trust Instrument, incorporated herein as Exhibit 2 hereto, provides for the indemnification of Registrant's Trustees and officers, as follows:

Section 10.02 Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Renaissance Capital LLC, Registrant's investment adviser, is a registered investment adviser providing pre-IPO research to institutional investors and IPO index service to managers of ETFs and structured products. The directors and officers of Renaissance Capital LLC have held the following positions of a substantial nature:

Name	Position with the Adviser	Other Employment
William K. Smith	President, Chief Executive Officer and Director	President, Chief Executive Officer and Director of Renaissance Capital International, LLC
Kathleen Shelton Smith	Chairman and Chief Compliance Officer, Treasurer and Secretary	Chairman and Chief Compliance Officer, Treasurer and Secretary of Renaissance Capital International, LLC

The business address of each of the officers and directors is 165 Mason Street, Greenwich, CT 06830.

Item 32. Principal Underwriters

Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AGF Investments Trust (f/k/a FQF Trust)
5.	AIM ETF Products Trust
6.	AlphaCentric Prime Meridian Income Fund
7.	American Century ETF Trust
8.	American Customer Satisfaction ETF, Series of ETF Series Solutions
9.	Amplify ETF Trust
10.	ARK ETF Trust
11.	Bluestone Community Development Fund (f/k/a The 504 Fund)
12.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
13.	Bridgeway Funds, Inc.
14.	Brinker Capital Destinations Trust
15.	Calamos Convertible and High Income Fund
16.	Calamos Convertible Opportunities and Income Fund
17.	Calamos Global Total Return Fund
18.	Carlyle Tactical Private Credit Fund
19.	Center Coast Brookfield MLP & Energy Infrastructure Fund
20.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
21.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
22.	Cliffwater Corporate Lending Fund
23.	CornerCap Group of Funds
24.	Davis Fundamental ETF Trust
25.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions
26.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
27.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
28.	Defiance Quantum ETF, Series of ETF Series Solutions
29.	Direxion Shares ETF Trust
30.	Eaton Vance NextShares Trust
31.	Eaton Vance NextShares Trust II
32.	EIP Investment Trust
33.	Ellington Income Opportunities Fund
34.	EntrepreneurShares Series Trust
35.	Esoterica Thematic ETF Trust
36.	ETF Opportunities Trust
37.	Evanston Alternative Opportunities Fund
38.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
39.	Fiera Capital Series Trust
40.	FlexShares Trust
41.	Forum Funds
42.	Forum Funds II
43.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
44.	GraniteShares ETF Trust
45.	Guinness Atkinson Funds
46.	Infinity Core Alternative Fund
47.	Innovator ETFs Trust
48.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)
49.	Ironwood Institutional Multi-Strategy Fund LLC
50.	Ironwood Multi-Strategy Fund LLC
51.	IVA Fiduciary Trust
52.	John Hancock Exchange-Traded Fund Trust
53.	Manor Investment Funds
54.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
55.	Morningstar Funds Trust
56.	OSI ETF Trust
57.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
58.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
59.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
60.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
61.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
62.	Pacific Global ETF Trust
63.	Palmer Square Opportunistic Income Fund
64.	Partners Group Private Income Opportunities, LLC
65.	PENN Capital Funds Trust
66.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
67.	Plan Investment Fund, Inc.
68.	PMC Funds, Series of Trust for Professional Managers
69.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
70.	Quaker Investment Trust
71.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
72.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
73.	Renaissance Capital Greenwich Funds
74.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
75.	RMB Investors Trust (f/k/a Burnham Investors Trust)
76.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
77.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
78.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
79.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
80.	Salient MF Trust
81.	SharesPost 100 Fund
82.	Six Circles Trust
83.	Sound Shore Fund, Inc.
84.	Strategy Shares
85.	Syntax ETF Trust
86.	The Chartwell Funds
87.	The Community Development Fund
88.	The Relative Value Fund
89.	Third Avenue Trust
90.	Third Avenue Variable Series Trust
91.	Tidal ETF Trust
92.	TIFF Investment Program
93.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
94.	Timothy Plan International ETF, Series of The Timothy Plan
95.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
96.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
97.	Transamerica ETF Trust
98.	Trend Aggregation Aggressive Growth ETF, Series of Collaborative Investment Series Trust
99.	Trend Aggregation Conservative ETF, Series of Collaborative Investment Series Trust
100.	Trend Aggregation Dividend Stock ETF, Series of Collaborative Investment Series Trust
101.	Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust
102.	Trend Aggregation US ETF, Series of Collaborative Investment Series Trust
103.	TrueShares AI & Deep Learning ETF, Series of Listed Funds Trust
104.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
105.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
106.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
107.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
108.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
109.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
110.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
111.	U.S. Global Investors Funds
112.	Variant Alternative Income Fund
113.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
114.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
115.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
116.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
117.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
118.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
119.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
120.	VictoryShares Protect America ETF. Series of Victory Portfolios II
121.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
122.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
123.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
124.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
125.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
126.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
127.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
128.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
129.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
130.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
131.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
132.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
133.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
134.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
135.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
136.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
137.	WisdomTree Trust
138.	WST Investment Trust
139.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

ITEM 33. Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained for the Renaissance IPO ETF and Renaissance International IPO ETF under Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company located at One Lincoln Street, Boston, Massachusetts 02111. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Funds’ custodian, as listed under "Investment Advisory and Other Services" in Part B to this Registration Statement.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, and the State of Connecticut on this 28th day of January, 2021.

RENAISSANCE CAPITAL GREENWICH FUNDS

By:        /s/ William K. Smith

William K. Smith, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of January, 2021.

/s/ William K. Smith_________ William K. Smith	President
/s/ Kathleen S. Smith_________ Kathleen Shelton Smith	Treasurer, Chief Compliance Officer, Chairman and Interested Trustee
/s/ Warren K. Greene*________ Warren K. Greene	Independent Trustee
/s/ Walter E. Auch*__________ Walter E. Auch	Independent Trustee
/s/ Kathleen S. Smith_________ By Kathleen Shelton Smith *Attorney In Fact

EXHIBIT INDEX

Exhibit

(e)(3)       Distribution Agreement

(j)(2)       Consent of Tait, Weller & Baker, LLP

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase